    As filed with the Securities and Exchange Commission on September 4, 2001

                                                      Registration No. 333-79475
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                   ----------------------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                          FIRST COASTAL CORPORATION
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                                  06-1177661
    ---------------------------------       -----------------------------------
     (State or other jurisdiction           (I.R.S. Employer Identification No.)
    of incorporation or organization)

                 1200 CONGRESS STREET, PORTLAND, MAINE      04102
                --------------------------------------------------
                (Address of principal executive offices)  (Zip Code)

                        FIRST COASTAL CORPORATION 1996
                    STOCK OPTION AND EQUITY INCENTIVE PLAN
         ------------------------------------------------------------
                           (Full title of the plan)

                              GREGORY T. CASWELL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           FIRST COASTAL CORPORATION
                             1200 CONGRESS STREET
                             PORTLAND, MAINE 04102
                                (207) 774-5000
         ------------------------------------------------------------
                    (Name and address of agent for service)


                                (207) 774-5000
         ------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                                   Copy to:
                             HOWARD I. FLACK, ESQ.
                            HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                            WASHINGTON, D.C. 20004
                                (202) 637-5600

                      DEREGISTRATION OF UNSOLD SECURITIES

     On May 27, 1999, First Coastal Corporation (the "Company") filed a Registration Statement (the "Registration Statement") on Form S-8 (File No. 333-79475) with the Securities and Exchange Commission. The contents of the Registration Statement are incorporated herein by reference.

     In accordance with an undertaking made by the Company in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities which remain unsold at the termination of the offering, the Company hereby removes from registration the securities of the Company registered but unsold under the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Maine, on August 31, 2001.


                                     FIRST COASTAL CORPORATION


                                     By:  /s/ Gregory T. Caswell
                                         ------------------------
                                         Gregory T. Caswell
                                         President and Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated as of August 31, 2001.


SIGNATURE                             TITLE

/s/ Gregory T. Caswell                President and Chief Executive Officer
---------------------------           and Director (principal executive officer
Gregory T. Caswell


/s/ Dennis D. Byrd                    Vice President and Treasurer
---------------------------           and Director (principal financial
Dennis D. Byrd                        officer and principal accounting officer)

/s/ David B. Hawkes, Sr.*             Chairman of the Board
---------------------------
David B. Hawkes, Sr.

/s/ MaryEllen FitzGerald*             Director
---------------------------
MaryEllen FitzGerald

/s/ Roger E. Klein*                   Director
---------------------------
Roger E. Klein

/s/ Normand E. Simard*                Director
---------------------------
Normand E. Simard

/s/ Edward K. Simensky*               Director
---------------------------
Edward K. Simensky

/s/ Charles A. Stewart III*           Director
---------------------------
Charles A. Stewart III

*By: /s/ Gregory T. Caswell
     ----------------------
  Gregory T. Caswell, Attorney-in-fact

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